Morgan Stanley California Quality Municipal Securities
                     Item 77(o) 10f-3 Transactions
                   October 1, 2002 - March 31, 2003


Security Date     Price    Shares    %of    Total        Purcha  Broker
         of       Of       Purchase  Asset  Issued       sed
         Purcha   Shares   d         s                   By
         se                                              Fund

Californ 11/07/   Various  5,000,00  0.77%  $6,313,500,   0.08%
ia Dept    02                 0                 000              JPMorgan;
of Wtr                                                           Lehman
Res, CA,                                                         Brothers;
Ser 2002                                                         Bear,Stearn
A                                                                s & Co.
(Aaa/AAA                                                         Inc.; E.J.
)                                                                De La Rosa
                                                                 & Co.,
                                                                 Inc.;
                                                                 Salomon
                                                                 Smith
                                                                 Barney; USB
                                                                 PaineWebber
                                                                 Inc.; Banc
                                                                 of America
                                                                 Securities
                                                                 LLC; BNY
                                                                 Capital
                                                                 Markets,
                                                                 Inc.; CIBC
                                                                 World
                                                                 Markets;
                                                                 E*BondTrade
                                                                 , LLC;
                                                                 Fidelity
                                                                 Capital
                                                                 Markets;
                                                                 First
                                                                 Albany
                                                                 Corporation
                                                                 ; Goldman,
                                                                 Sachs &
                                                                 Co.;
                                                                 Jackson
                                                                 Securities;
                                                                 Loop
                                                                 Capital
                                                                 Markets,
                                                                 LLC; M.R.
                                                                 Beal &
                                                                 Company;
                                                                 Merrill
                                                                 Lynch &
                                                                 Co., Inc.;
                                                                 Pacific
                                                                 American
                                                                 Securities,
                                                                 LLC;
                                                                 Prager,
                                                                 McCarthy &
                                                                 Sealy, LLC;
                                                                 Prudential
                                                                 Securities
                                                                 Incorporate
                                                                 d; Quick &
                                                                 Reilly,
                                                                 Inc.;
                                                                 Ramirez &
                                                                 Co., Inc.;
                                                                 RBC Dain
                                                                 Rauscher;
                                                                 Redwood
                                                                 Securities
                                                                 Group,
                                                                 Inc.;
                                                                 Siebert
                                                                 Brandford
                                                                 Shank & Co.
                                                                 LLC; Stone
                                                                 & Youngberg
                                                                 LLC; Sutter
                                                                 Securities
                                                                 Inc.; The
                                                                 Chapman
                                                                 Company;
                                                                 U.S.
                                                                 Bancorp
                                                                 Piper
                                                                 Jaffray;
                                                                 Wells Fargo
                                                                 Institution
                                                                 al
                                                                 Securities,
                                                                 LLC